EXHIBIT 99.1

NOTICE OF PRIVATE DISPOSITION OF COLLATERAL

UNDER UNIFORM COMMERCIAL CODE

Dated: July 11, 2025

NOTICE IS HEREBY GIVEN that sometime after 10:00 a.m. (Central Time) on July 24, 2025, ABL OPCO LLC, a Delaware limited liability company, in its capacity as administrative agent (in such capacity, together with its successors and assigns, ‘‘Agent”), intends to offer to sell, or cause to be sold, at one or more private sales conducted in accordance with Article 9 of the Uniform Commercial Code, as enacted in the State of New York and in all other applicable jurisdictions (“UCC”), at the offices of Goldberg Kohn Ltd., located at 55 E. Monroe, Ste. 3300, Chicago, IL 60603, or to be conducted virtually as Agent may determine (collectively, the “Sale”), all of the right, title, and interest of S&W SEED COMPANY, a Nevada corporation (the “Company”), in, under, and to the “Sale Assets” (defined below).

Subject to the terms herein (capitalized terms used but not otherwise defined in this paragraph have the meanings given to them in the “Credit Agreement” (defined below)), “Sale Assets” means, collectively, all of the Collateral owned by the Company other than the “Excluded Assets” (defined below), including, without limitation, (i) Accounts, (ii) Inventory, (iii) Equipment and Fixtures, (iv) General Intangibles, Payment Intangibles, and Intellectual Property, (v) Investment Property and Pledged Equity Interests, (vi) Chattel Paper, Instruments, and Documents, (vii) Proceeds and Products of the foregoing property, and (viii) all other Collateral, in each case, capable of being sold by Agent pursuant to Section 9-610 et seq. of the UCC ((i) through (viii), but in all events excluding the Excluded Assets, collectively, the “Sale Assets”); provided, however, that unless otherwise expressly agreed to by Agent in writing in its discretion, the Sale Assets expressly exclude: (a) any non-assignable, non-transferrable right of Company under any “Designated Agreement” (defined below); (b) any cash and cash equivalents; (c) any claims or causes of action against Agent, any Lender, any of their respective affiliates, and various related parties; (d) any claims or causes of action of Company against any officer, director, employee, and various related parties of the Company and any “affiliates” or “insiders” (as such terms are defined in the United States Bankruptcy Code (11 U.S.C. § 101 et seq., as amended)) of the Company; (e) any insurance policies and proceeds, including any unearned premiums; (f) any Deposit Accounts; (g) any Commercial Tort Claims; (h) any tax credits, tax credit claims, tax refunds, tax refund claims, including any employee retention tax credits, refunds, and claims relating thereto (i.e., ERTC credits, refunds, and claims), and proceeds of the foregoing; (i) any proceeds or disbursements of any Paycheck Protection Program (PPP) loans made to or for the benefit of, or received by or on behalf of, Company or any subsidiary or affiliate thereof; (j) any books, records, seals, tax returns, and organizational documents that do not pertain to the Sale Assets; (k) any assets not capable of being sold by Agent pursuant to Section 9-610 et seq. of the UCC; and (l) any assets identified as Excluded Assets as that term is defined in the Credit Agreement (defined below) (collectively, “Excluded Assets”). The Sale Assets may be subject to certain additional inclusions and exclusions to be negotiated with Agent.

Pursuant to (i) that Credit and Security Agreement, dated as of December 19, 2024 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Company, the lenders from time to time party thereto (collectively, together with their respective successors and assigns, “Lenders”), and Agent, and (ii) the other “Loan Documents” (defined in the Credit Agreement), Lenders have extended loans and other financial accommodations to the Company, and the Company has granted Agent continuing security interests in, among other things, the “Collateral” (defined in the Credit Agreement) to secure the full payment when due of all of the “Obligations” (defined in the Credit Agreement) under the Loan Documents. As of the open of business on July 11, 2025, the aggregate principal amount of the “Revolving Loans” (as defined in the Credit Agreement) owed by the Company and the other obligors under the Loan Documents is not less than $18,966,231.04, exclusive of all accrued and accruing interest (including interest at the default rate), fees (including fees charged at the default rate and exit fees), costs, expenses, late charges, and other Obligations (including “Hedging Obligations” (as such term is defined in the Credit Agreement), and legal fees and expenses) now or hereafter payable by such obligors. The Company and the other Loan Parties (as defined in the Credit Agreement) are in default of their obligations under the Loan Documents.

ANY SALE OF ANY SALE ASSETS EXPRESSLY EXCLUDES CERTAIN RIGHTS UNDER DESIGNATED AGREEMENTS. On information and belief (but without any representation or warranty of any kind by Agent as to the accuracy of the following), Company may currently operate pursuant to one or more non-residential leases of commercial property and other agreements, documents, and instruments, and which may include operating licenses and permits (collectively, “Designated Agreements”). No rights under any Designated Agreement are or will be included in the Sale Assets, except to the extent that any such rights are assignable under applicable law, including with the consent of the non-Company party as may be required.

METHOD OF INTENDED DISPOSITION AND TERMS OF SALE. Agent intends to offer to sell the Sale Assets by one or more private sales under the UCC on terms acceptable to Agent. The Sale Assets will be offered for sale, “AS IS, WHERE IS”, “WITH ALL FAULTS”, and without any recourse, representation, warranty, or guaranty of any kind or nature, whether express, implied, or statutory. Agent reserves the continuing right, at any time, to withdraw all or any portion of the Sale Assets from any Sale, cancel or postpone any Sale from time to time, and to announce such other or additional terms or conditions as Agent may determine from time to time at or prior to any Sale.

ALL OF THE SALE ASSETS ARE AND WILL BE OFFERED FOR PURCHASE AT THE SALE ON AN “AS IS, WHERE IS” BASIS, “WITH ALL FAULTS,” AND WITHOUT ANY RECOURSE, REPRESENTATION, GUARANTEE, OR WARRANTY OF ANY KIND OR NATURE WHATSOEVER, WHETHER EXPRESS, IMPLIED, OR STATUTORY, INCLUDING, WITHOUT LIMITATION, ANY REPRESENTATION, GUARANTEE, OR WARRANTY AS TO, OR RELATING TO, MERCHANT ABILITY, FITNESS FOR A PARTICULAR PURPOSE, QUIET ENJOYMENT, TITLE, POSSESSION, OR THE LIKE. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, THERE ARE NO REPRESENTATIONS, GUARANTEES, OR WARRANTIES OF ANY KIND OR NATURE WHATSOEVER, INCLUDING, WITHOUT LIMITATION, ANY REPRESENTATIONS, GUARANTEES, OR WARRANTIES OF MERCHANTABILITY, OF FITNESS FOR A PARTICULAR PURPOSE, OR OF QUIET ENJOYMENT, TITLE, POSSESSION, OR THE LIKE, MADE BY AGENT, ANY LENDER, OR ANY OTHER PERSON, AND ANY AND ALL REPRESENTATIONS, GUARANTEES, AND WARRANTIES ARE EXPRESSLY DISCLAIMED. NONE OF AGENT OR ANY LENDER WILL BE, OR WILL BE DEEMED TO BE, LIABLE OR OBLIGATED IN ANY MANNER WHATSOEVER FOR ANY CONSEQUENTIAL OR INCIDENTAL DAMAGES WHATSOEVER. NONE OF AGENT OR ANY LENDER WILL INCUR ANY FEES, COSTS OR EXPENSES, OR BE LIABLE OR RESPONSIBLE IN ANY MANNER FOR ANY LIABILITIES, WHATSOEVER WITH RESPECT TO, OR RELATED TO, THE TRANSFER, DELIVERY, OR PERFORMANCE OF ANY OF THE SALE ASSETS OR ANY TRANSACTIONS CONTEMPLATED BY ANY DOCUMENT OR INSTRUMENT EXECUTED IN CONNECTION THEREWITH.

Agent reserves the continuing right, at its election, to cancel any Sale at any time or to cause any Sale to be adjourned from time to time, in each case, in Agent’s discretion and without further notice other than by announcement at or prior to such Sale. Agent reserves all of its rights against Company, the other Loan Parties, and all other obligors for all deficiencies with respect to the Obligations that may remain after any Sale. Agent will apply proceeds received for the Sale Assets in accordance with the terms of the Loan Documents and applicable law.

Company is entitled to an accounting of the unpaid indebtedness owing by Company and the other obligors to Agent and Lenders, which accounting may be obtained free of charge by contacting Agent and its counsel.

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IN WITNESS WHEREOF, this Notice of Private Disposition of Collateral Under Uniform Commercial Code is hereby authenticated and delivered as of the day and year first set forth above.

ABL OPCO LLC,
as Agent and Secured Party

By:	/s/ Joe Curdy
Name:	Joe Curdy
Title:	Managing Director